SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 26, 2009

BIOPHARM ASIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

New Agriculture Development Park
Daquan Village, Tonghua County, Jilin Province, P.R. China	134115
(Address of principal executive offices)	(Zip Code)

011-86-435-5211803
(Registrant's telephone number, including area code)

Domain Registration, Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

As reported in Item 4.01 of the Registrant’s Current Report on Form 8-K filed on July 2, 2009, on June 26, 2009, the Registrant dismissed Moore & Associates Chartered (“Moore”) as its independent registered public accounting firm. The financial statements of the Registrant included in its Annual Report on Form 10-K  for the fiscal year ended December 31, 2008 included the report of Moore which audited those financial statements. Moore furnished the Registrant with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating that it agreed with the statements of the Registrant in that Form 8-K, which letter was filed as Exhibit 16.1 to the Form 8-K.

On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

As a result of the revocation of Moore’s registration with the PCAOB, the Registrant will no longer be allowed to include audit reports or consents of Moore in future filings with the SEC.

On June 30, 2009, the Registrant engaged Sherb & Co., LLC as its registered independent public accountants for the fiscal year ending December 31, 2009.

Prior to its acquisition of China Northern Pharmacy Holding Group Limited (“CNPH”) on May 7, 2009, which for accounting purposes has been accounted for as a reverse acquisition under the purchase method for business combinations, the Registrant then known as Domain Registration, Corp., was a “shell company” (as defined in Rule 12b-2 under the Exchange Act). As a result of the acquisition of CNPH, the historical financial statements of CNPH are now the historical financial statements of the Registrant.  The Registrant intends to discuss with the staff of the SEC the need for audited financial statements of the “shell company” in future filings, and if necessary, to engage a PCAOB registered independent certified public accounting firm to re-audit the financial statements of the “shell company” for the relevant fiscal years.

The Registrant has provided Moore with a copy of this amendment and requested Moore to furnish it with a letter addressed to the SEC, in accordance with the rules and regulations of the SEC, stating that Moore agreed with the statements of the Registrant in this amendment; however Moore has advised the Registrant that will not furnish it with such a letter.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2009
BIOPHARM ASIA, INC.

By:	/s/ Yunlu Yin
Yunlu Yin
President and Chief Executive Officer